SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): MARCH 15, 2004


                           PRAXIS PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


              UTAH                      0-28627             87-0393257
 (State or other jurisdiction of      (Commission          (IRS Employer
         incorporation)               File Number)       Identification No.)


      1220 - 666 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA V6C 2X8 CANADA
               (Address of principal executive offices)(Zip Code)


                                 (604) 688-7640
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

See the disclosure below in Item 2.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

As of March 11, 2004, the Registrant consummated the Arrangement Agreement with Patch Energy Inc. ("Patch") under which the Registrant acquired Patch, a privately-held oil and gas company continued under the laws of Canada, in a stock-for-stock transaction. A copy of the Arrangement Agreement is attached hereto as Exhibit 2.1.

As a result of the acquisition, Patch is a wholly owned subsidiary of the Registrant. In the arrangement, each issued common share of Patch was exchanged for one common share of the Registrant. A total of 18,232,625 shares were issued, bringing the issued and outstanding shares of the Registrant to 38,224,372.

As of February 26, 2004, the Supreme Court of British Columbia approved the arrangement, after the Patch shareholders had approved the transaction. David Stadnyk, an officer and director of the Registrant, controlled approximately two-thirds of the Patch shares, and now controls approximately 33.5% of the outstanding shares of the Registrant.

HISTORY AND DEVELOPMENT OF PATCH ENERGY INC.

DEVELOPMENT OF PATCH. Patch was incorporated on February 11, 2002 under the name "Patch Energy Inc." by registration of Memorandum and Articles under the COMPANY ACT of British Columbia, Canada. Effective January 16, 2003, Patch continued jurisdiction of incorporation from the COMPANY ACT of British Columbia to the CANADA BUSINESS CORPORATIONS ACT and as a result is now a federally incorporated company. Patch's principal place of business and executive offices are located at 1220 Park Place, 666 Burrard Street, Vancouver, British Columbia, Canada V6C 2X8 and its telephone number is 604.688.2790.

THE BUSINESS OF PATCH. Patch's principal business has been the exploration, development and production of oil and natural gas reserves through participation in farmout arrangements where third parties act as the operator of the project. Patch's main focus had been on its assets located in the Kerrobert area in the Province of Saskatchewan, Canada. Principal capital expenditures of Patch through December 31, 2003 have been $192,958 spent to acquire the interest in the oil and gas properties discussed below.

As noted herein, Patch has recently acquired interests in the oil and gas properties located in Saskatchewan, Canada. To date it has received modest revenues from such interests. However, there are no assurances that any revenue stream derived from such interests will be consistent in the future. To the extent that Patch receives an uncertain cash flow from our oil and gas revenues and that these amounts are not significant, it is highly dependent on external sources of financing to maintain a positive cash flow.

BUSINESS OVERVIEW

PRESENT OPERATIONS OF PATCH:

TEHAMA COUNTY, CALIFORNIA
On April 4, 2002, Patch loaned $70,000 to Fairchild International Corporation ("Fairchild"), an oil and gas exploration company, pursuant to a convertible promissory note which bore interest at 8% per annum and was convertible into common shares of Fairchild. As consideration for the loan Fairchild assigned to Patch a 20% working interest in Fairchild's oil and gas interests in Tehama County, California. The note also provided that Patch be granted a right of first refusal to participate as to 50% of Fairchild's interest in respect of any oil and gas exploration or production opportunities Fairchild may participate in the future. On July 16, 2002, the loan was elected to be converted into 1,750,000 common shares of Fairchild.

Fairchild has a farmout agreement with Olympic Resources (Arizona) Ltd. giving it a right to earn a 3.75% interest in five test wells. As of January 31, 2004, Fairchild has earned the 3.75% interest in four of the five test wells as a result of which Patch holds a 0.75% interest in such wells. Under the terms of the agreement with Fairchild, Patch is to receive its proportionate share of the revenues from such wells once Fairchild has received revenues equal to the costs incurred by Fairchild to earn the interest in the wells. As at January 31, 2003, Patch has received $19,594 in revenues from its 0.75% interest in the four test wells.

KERROBERT AREA, SASKATCHEWAN, CANADA
On May 1, 2002, Patch entered into a farmout agreement (the "Farmout Agreement") with True Energy Inc. ("True Energy") and Arsenal Energy Inc. ("Arsenal
Energy"), pursuant to which it participated in the drilling of ten test wells located in the Kerrobert area of Saskatchewan, Canada. Pursuant to the terms of the Farmout Agreement, Patch had the right to earn 12.5% interest in the Farmout Lands (as defined in the Farmout Agreement) by incurring 15.625% of the drilling costs for the wells. The lands that are encompassed by the Farmout Agreement pursuant to which Patch acquired its interest are more particularly described as:
o   Twp. 33, Rge. 23 W3M: Lsd's 9, 11, 14, 15 & 16 of Section 8
o   Twp. 33, Rge. 24 W3M: Lsd's 2, 3, 4, 6, 7, 8 & N/2 of Section 13
o   Twp. 33, Rge. 24 W3M: SW/4, NE/4 & Lsd's 12, 13 & 14 of Section 15
o   Twp. 33, Rge. 24 W3M: N/2, SW/4 & Lsd's 2 & 7 of Section 23
o   Twp. 33, Rge. 24 W3M: N/2, SW/4 & Lsd's 2, 7 & 8 of Section 25
o   Twp. 33, Rge. 24 W3M: S/2, NW/4 of Section 26

On December 2, 2002, Patch entered into a participation agreement with Fairchild (the "Fairchild First Participation Agreement"). Pursuant to the terms of the Farmout Agreement, Patch had the right to earn a 12.5% interest in the Farmout Lands (as defined in the Farmout Agreement) by incurring 15.625% of the costs (the "Initial Costs") associated with the Test Wells (as defined in the Farmout Agreement). Pursuant to the terms of the participation agreement, Fairchild had the right to earn up to a one-third (1/3) share of the Interest (the "Partial Interest"), being a 4.167% interest in the 10 Test Wells in consideration of incurring an equal portion of the costs to a maximum of 5.208% of the costs associated with the Test Wells. In order for Fairchild to earn a Partial Interest, it was to pay for costs otherwise to be incurred by Patch pursuant to the terms of the Farmout Agreement, equal to the amount of the Partial Interest to be earned by Fairchild (the "Partial Costs") and Fairchild was to pay such Partial Costs as and when requested by Patch in order that Patch might fulfil its obligations under the Farmout Agreement in respect of the Partial Costs provided that, if Fairchild failed to make such payments, its right to earn the Partial Interest would cease and the agreement was to be terminated.

On February 10, 2003, Patch entered into another participation agreement with Fairchild ("Fairchild Second Participation Agreement") in order that it may earn a partial interest in a further 10 well drill program. The parties to the Farmout Agreement are proposing to carry out a further 9 well drill program (the "Second Program"). Under the terms of the Fairchild Second Participation Agreement"), Fairchild could earn a 1.75% interest in the Second Program, being a one-sixth share of Patch's interest in the Second Program in consideration of incurring an equal percentage of the costs associated with the Second Program.

On March 27, 2003, Patch entered into a participation agreement (the "Micron Participation Agreement") with Micron Enviro Systems, Inc. ("Micron"). The Micron Participation Agreement provides that Micron may earn a 3.5% interest in the Second Program in consideration of incurring 5% of the costs associated therewith, provided that if Micron incurs less than 5% of the costs associated with the Second Program the partial interest earned by Micron shall be adjusted pro rata from the full 3.5% earned when 5% of such costs are incurred.

On April 3, 2003, Patch entered into an amendment agreement (the "Fairchild Amendment Agreement") to the Fairchild Second Participation Agreement. Patch confirmed with Fairchild that its ability to continue to earn a 12.5% interest in any wells drilled on the Farmout Lands under the terms of the Farmout Agreement is contingent upon us paying 15.625% of the costs associated with such wells. The Fairchild Amendment Agreement provides that Fairchild is now obligated to incur 2.5% of the costs associated with the second 9 well drill program on the Farmout Lands in order to earn a 1.75% interest in such wells, as opposed to incurring 1.75% of the costs as the Fairchild First Participation Agreement provided for, reflecting the increased costs to which Patch is subject.

On April 29, 2003, Patch entered into a participation agreement (the "Butler Participation Agreement") with Butler Developments Corp. ("Butler"). The Butler Participation Agreement provides that Butler may earn a 3.5% interest in the Second Program in consideration of incurring 5% of the costs associated therewith and payment to us of $15,000.

As of January 31, 2003, Patch has earned the 12.5% interest in the initial 10 Test Wells and, in connection therewith, incurred $112,809 as its share of the costs associated with the Test Wells. Fairchild has also contributed its 5.208% share of the costs associated with the initial 10 Test Wells, being $68,772 and as a result has earned a 4.167% interest in these wells. As a result, Patch's net interest in the initial 10 test wells is 8.333%.

On November 5, 2003, Patch entered into a participation agreement with Fairchild in order that Fairchild earn a 6.75% working interest in future oil wells in the Kerrobert drilling program. In consideration of Fairchild incurring 8.4375% of the costs associated with any such subsequent wells. As of January 31, 2004, a total of 19 wells had been drilled on the Farmout Lands.

On November 6, 2003 Patch entered into a participation agreement with Fairchild in order for Fairchild to participate in an oil and gas prospect located in Goliad County, Texas. Patch holds an agreement with PB Energy USA, Inc. ("PB") whereby Patch has a right to acquire a 3.75% participating working interest in a test well and the oil and gas lands leased by PB in Goliad County by paying 5% of the acquisition costs ($15,000), 5% of the costs of the test well and 3.75% of the costs relating to the development of the oil and gas lands. Under the agreement with Fairchild, Fairchild has a right to earn one-half of Patch's interest (1.875%) by paying one-half of Patch's costs. Through January 31, 2004, Fairchild has paid Patch $7,500 being one-half of the $15,000 previously paid by Patch on account of the acquisition costs.

On November 7, 2003 Patch entered into an agreement with Fairchild whereby Patch agreed to negotiate with Fairchild so as to give Fairchild the opportunity to participate in any venture Patch may become involved in as a result of its relationship with NAFTOGAZ, the Ukranian State oil company.

On November 14, 2003 Patch entered into a farmout agreement with Bluenose Group Ltd. whereby Patch had the right, by assuming 12.5% of the costs associated with a test well to be drilled in the Browning area of southeast Saskatchewan, to earn a 12.5% working interest in the test well and a 6.25% working interest in the balance of the lands covered by the farmout agreement.

REVENUES
As of January 31, 2003, Patch has received revenue of $63,532, of which $28,505 was received from its oil and gas operations and $35,027 from interest and financing fees.

MARKET PRICES OF OIL AND NATURAL GAS
The market prices of oil and natural gas have historically fluctuated widely and are affected by numerous global factors beyond Patch's control. A decline in such market prices may have an adverse effect on revenues Patch receives from the sale of oil and gas. A decline in prices will also reduce its exploration efforts and make it more difficult to raise capital.

GOVERNMENTAL REGULATION/ENVIRONMENTAL ISSUES
Patch's oil and gas operations are subject to various federal, provincial and local governmental regulations. Matters subject to regulation include discharge permits for drilling operations, drilling and abandonment bonds, reports concerning operations, the spacing of wells, and pooling of properties and taxation. From time to time, regulatory agencies have imposed price controls and limitations on production by restricting the rate of flow of oil and gas wells below actual production capacity in order to conserve supplies of oil and gas. The production, handling, storage, transportation and disposal of oil and gas, by-products thereof, and other substances and materials produced or used in connection with oil and gas operations are also subject to regulation under federal, state, provincial and local laws and regulations relating primarily to the protection of human health and the environment. To date, expenditures related to complying with these laws, and for remediation of existing environmental contamination, have not been significant in relation to the results of operations of Patch. The requirements imposed by such laws and regulations are frequently changed and subject to interpretation, and Patch is unable to predict the ultimate cost of compliance with these requirements or their effect on its operations.

PROPERTY, PLANTS AND EQUIPMENT

Patch's executive office is located at 1220 Park Place, 666 Burrard Street, Vancouver, British Columbia, Canada V6C 2X8. This space accommodates all of its executive and administrative offices.

OUR SASKATCHEWAN ASSETS
The legal description of the lands that are the subject of Patch's Farmout Agreement with True Energy:
o    Twp. 33, Rge. 23 W3M: Lsd's 9, 11, 14, 15 & 16 of Section 8
o    Twp. 33, Rge. 24 W3M: Lsd's 2, 3, 4, 6, 7, 8 & N/2 of Section 13
o    Twp. 33, Rge. 24 W3M: SW/4, NE/4 & Lsd's 12, 13 & 14 of Section 15
o    Twp. 33, Rge. 24 W3M: N/2, SW/4 & Lsd's 2 & 7 of Section 23
o    Twp. 33, Rge. 24 W3M: N/2, SW/4 & Lsd's 2, 7 & 8 of Section 25
o    Twp. 33, Rge. 24 W3M: S/2, NW/4 of Section 26

These lands are located in the Kerrobert area of the Province of Saskatchewan, Canada.

The assets cover approximately 40 acres, with the potential of up to 60 drillable locations. Patch earned a 12.5% working interest in 10 test wells on the properties in January 2003 however has assigned a 4.167% working interest in the 10 test wells to Fairchild.

GEOLOGY AND RESERVE SUMMARIES FOR THE SASKATCHEWAN ASSETS
Gilbert Lausten Jung Associates Ltd. ("GLJ"), independent geological and petroleum engineering consultants of Calgary, Alberta, have prepared a report effective January, 2003 evaluating the crude oil and natural gas reserves attributable to the initial 10 test wells (the "GLJ Report"). The GLJ Report is summarized in the table below reflecting Patch's 12.5% working interest.

               SUMMARY OF RESERVES EFFECTIVE DATE JANUARY 31, 2003

     --------------------------------------------------------------------
                                                          Proved
                                                          Plus
                                    Proved                Probable
                                    Producing             Producing
     --------------------------------------------------------------------
     MARKETABLE RESERVES
     --------------------------------------------------------------------
     OIL - MSTB
     --------------------------------------------------------------------
     Gross                          120.0                 140.0
     Company Interest               15.0                  17.5
     Net After Royalty              12.4                  14.4
     --------------------------------------------------------------------
     OIL EQUIVALENT - MBOE
     --------------------------------------------------------------------
     Gross                          120.0                 140.0
     Company Interest               15.0                  17.5
     Net After Royalty              12.4                  14.4
     --------------------------------------------------------------------

True Energy has also advised Patch that it proposes to undertake a second 9 test well program on the lands and has advised Patch that the initial contribution required by Patch in order to participate in this program is approximately $42,000, based upon Patch being obligated to pay 15% of the costs associated with the program in order to earn a 12.5% working interest in the 9 test wells. Patch has also confirmed with Micron, Butler and Fairchild that they will participate under the Participation Agreements they have with Patch. As a result, Butler, Micron and Fairchild will assume responsibility for 5%, 5% and 2.5%, respectively, of the costs of the second 9 test well program and on completion will earn 3.5%, 3.5% and 1.75%, respectively, of the interest in the wells. This will leave Patch responsible for 3.125% of the costs and on completion Patch will be left with a 3.75% interest in the second 9 test wells.

Patch is subject to laws and regulations that control the discharge of materials into the environment, require removal and cleanup in certain circumstances, require the proper handling and disposal of waste materials or otherwise relate to the protection of the environment. In operating and owning petroleum interests, it may be liable for damages and the costs of removing hydrocarbon spills for which Patch would be held responsible. Laws relating to the protection of the environment have in many jurisdictions become more stringent in recent years and may, in certain circumstances, impose strict liability, rendering Patch liable for environmental damage without regard to actual negligence or fault. Such laws and regulations may expose it to liability for the conduct of, or conditions caused by, others or for acts of Patch. Patch believes that it has complied in all material respects with applicable environmental laws and regulations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired: The audited financial statements of Patch Energy Inc. as of and for the period from inception, February 11, 2002 to January 31, 2003 are included in this filing.

(b) Pro forma financial information: The pro forma financial statements will be filed by amendment.

(c)      Exhibits:

         REGULATION
         S-K NUMBER                         DOCUMENT

            2.1 Arrangement Agreement made among Praxis Pharmaceuticals Inc. and Patch Energy Inc. dated as of October 20, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRAXIS PHARMACEUTICALS INC.


March 18, 2004                      By: /s/ DAVID STADNYK
                                       -----------------------------------------
                                            David Stadnyk, President

                                PATCH ENERGY INC.


                              FINANCIAL STATEMENTS


                                JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)

                                                                MORGAN & COMPANY
                                                           CHARTERED ACCOUNTANTS



                          INDEPENDENT AUDITORS' REPORT




To the Directors of
Patch Energy Inc.


We have audited the accompanying balance sheet of Patch Energy Inc. as at January 31, 2003 and the statements of operations, cash flows, and stockholders' equity for the period from inception, February 11, 2002, to January 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at January 31, 2003 and the results of its operations and cash flows, for the period from inception, February 11, 2002, to January 31, 2003 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred a net loss of $80,852 since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfil its development activities. These factors raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada                                             "Morgan & Company"

June 20, 2003                                              Chartered Accountants

Tel: (604) 687-5841                               P.O. Box 10007  Pacific Centre
Fax: (604) 687-0075                         Suite 1488 - 700 West Georgia Street
www.morgan-cas.com                                      Vancouver, B.C.  V7Y 1A1

                                PATCH ENERGY INC.

                                  BALANCE SHEET

                                JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)


--------------------------------------------------------------------------------

ASSETS

CURRENT
Cash                                                            $            76
Accounts receivable                                                       9,556
Prepaid expenses                                                          1,718
                                                                ----------------
                                                                         11,350

INVESTMENTS (Note 4)                                                     70,000
OIL AND GAS PROPERTIES (successful efforts method) (Note 5)             113,850
                                                                ----------------

                                                                $       195,200
================================================================================

LIABILITIES

CURRENT
Accounts payable and accrued liabilities                        $        83,017
Advances payable (Note 6)                                                21,365
                                                                ----------------
                                                                        104,382
                                                                ----------------

STOCKHOLDERS' EQUITY

SHARE CAPITAL
Authorized:
An unlimited number of common shares without par value
An unlimited number of preferred shares without par value

Issued and outstanding:
17,287,000 common shares                                                173,370

Share subscriptions receivable                                           (1,700)

DEFICIT                                                                 (80,852)
                                                                ----------------
                                                                         90,818
                                                                ----------------

                                                                $       195,200
================================================================================

                                PATCH ENERGY INC.

                             STATEMENT OF OPERATIONS

          PERIOD FROM INCEPTION, FEBRUARY 11, 2002, TO JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)


--------------------------------------------------------------------------------

REVENUE
Oil and gas                                                    $         28,505
Interest and financing fees                                              35,027
                                                               -----------------
                                                                         63,532
                                                               -----------------

EXPENSES
Bank charges, interest and exchange                                      (3,190)
Depletion                                                                14,597
Management fees                                                          85,000
Oil and gas exploration and production costs                             30,077
Office expenses                                                           2,562
Professional fees                                                        12,370
Rent                                                                      2,968
                                                               -----------------
                                                                        144,384
                                                               -----------------

NET LOSS FOR THE PERIOD                                        $         80,852
================================================================================


BASIC AND DILUTED LOSS PER SHARE                               $           0.12
================================================================================


WEIGHTED AVERAGE NUMBER OF OUTSTANDING SHARES                           666,062
================================================================================

                                PATCH ENERGY INC.

                             STATEMENT OF CASH FLOWS

          PERIOD FROM INCEPTION, FEBRUARY 11, 2002, TO JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)


--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period                                          $      (80,852)
Items not affecting cash:
Depletion                                                                14,597
Financing fees (Note 5)                                                 (35,027)
Oil and gas property costs written off (Note 5)                          19,389
                                                                 ---------------
                                                                        (81,893)
Changes in non-cash working capital items:
Accounts receivable                                                      (9,556)
Prepaid expenses                                                         (1,718)
Accounts payable and accrued liabilities                                 83,017
                                                                 ---------------
                                                                        (10,150)
                                                                 ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issue of share capital                                    171,670
Advances payable                                                         21,365
                                                                 ---------------
                                                                        193,035
                                                                 ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
Advances                                                                (70,000)
Oil and gas properties                                                 (112,809)
                                                                 ---------------
                                                                       (182,809)
                                                                 ---------------

NET CHANGE IN CASH DURING THE PERIOD                                         76

CASH, BEGINNING OF PERIOD                                                     -
                                                                 ---------------

CASH, END OF PERIOD                                              $           76
================================================================================

SUPPLEMENTARY CASH FLOW INFORMATION

During the period, the Company converted advances of $70,000 to an investment in common shares of the Company to which the funds were advanced (Note 3).

                                PATCH ENERGY INC.

                        STATEMENT OF STOCKHOLDERS' EQUITY

          PERIOD FROM INCEPTION, FEBRUARY 11, 2002, TO JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)


                                                         COMMON STOCK
                                              --------------------------------
                                                 NUMBER OF
                                                  COMMON
                                                  SHARES         CONSIDERATION         DEFICIT           TOTAL
                                              ---------------------------------------------------------------------

Shares issued for cash at $0.001                11,670,000       $     11,670       $        -       $    11,670

Shares issued for cash at $0.02                  5,000,000            100,000                -           100,000

Shares issued for cash at $0.10                    617,000             61,700                -            61,700

Net loss for the period                                  -                  -          (80,852)          (80,852)
                                              ---------------------------------------------------------------------

Balance, January 31, 2003                       17,287,000       $    173,370      $   (80,852)      $    92,518
                                              =====================================================================

                                PATCH ENERGY INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)



1.       NATURE OF OPERATIONS AND GOING CONCERN

a)       Nature of Operations

The Company was incorporated in the Province of British Columbia on February 11, 2002, and continued as if it had been incorporated under the Canada Business Corporations Act on January 16, 2003.

Patch is engaged in the exploration for and production of natural gas and oil. Since February 11, 2002, the Company has acquired a 12.5% working interest in ten test wells in Saskatchewan, and a 0.75 of 1% working interest in certain oil and gas wells in California.

b)       Going Concern

For the fiscal period ended January 31, 2003, the Company incurred a loss of $80,852. To achieve profitable operations, the Company requires additional capital for obtaining producing oil and gas properties through either the purchase of producing wells or successful exploration activity. Management believes that sufficient funding will be available to meet its business objectives including anticipated cash needs for working capital and is currently evaluating several financing options. However, there can be no assurance that the Company will be able to obtain sufficient funds to continue the development of and, if successful, to commence the sale of its products under development. As a result of the foregoing, there exists substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.       SIGNIFICANT ACCOUNTING POLICIES

Impairment of Long-Lived Assets

The Company reviews the carrying amounts of an asset for possible impairment whenever events or changes in circumstances indicate that such amount may not be recoverable. For the period ended January 31, 2003, no such circumstances were identified.

                                PATCH ENERGY INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)


2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Investments

The Company accounts for its investments in shares of other resource companies as long term investments. They are recorded at cost unless an other-than-temporary decline in value has been determined, in which case they are written down to market value.

Oil and Gas Properties

The Company accounts for its oil and gas producing activities using the successful efforts method of accounting as prescribed by the United States Securities and Exchange Commission ("SEC"). Accordingly, acquisition costs, development costs and successful exploration costs are capitalized. Exploratory dry hole costs, lease rentals, and geological and geophysical costs are charged to expense as incurred. Upon surrender of undeveloped properties, the original cost is charged against income. Producing properties and related equipment are depleted and depreciated by the units-of-production method based on estimated proved reserves.

Joint Ventures

All exploration and production activities are conducted jointly with others and, accordingly, the accounts reflect only the Company's proportionate interest in such activities.

Loss Per Share

Basic loss per share is computed by dividing the net loss attributable to common stock by the weighted average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if potential common shares had been issued and if the additional common shares were dilutive.

                                PATCH ENERGY INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)


2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company follows the liability method of accounting for income taxes under which deferred tax assets and liabilities are recognized for the future tax consequences of (i) temporary differences between the tax bases of assets and liabilities, and their reported amounts in the financial statements, and (ii) operating loss and tax credit carryforwards for tax purposes. Deferred tax assets are reduced by a valuation allowance when, based upon management's estimates, it is more likely than not that a portion of the deferred tax assets will not be realized in a future period.

Financial Instruments

The Company's financial instruments consist of cash, accounts receivable, accounts payable and accrued liabilities, and loans and advances payable.

It is management's opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values.

Stock Based Compensation

The Company accounts for employee stock based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25 - "Accounting for Stock Issued to Employees", and related interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the fair value of the Company's common stock at the date of the grant over the amount an employee must pay to acquire the common stock. Non-employee stock based compensation is accounted for using the fair value method in accordance with SFAS No. 123 - "Accounting for Stock Based Compensation".


3.       RECENT ACCOUNTING PRONOUNCEMENTS

Effective February 11, 2002, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 141 - "Business Combinations", and SFAS No. 142 - "Goodwill and Other Intangible Assets". The adoption of these standards had no effect on the Company's financial position, results of operations or liquidity for the period ending January 31, 2003.

                                PATCH ENERGY INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)


3.       RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

Effective February 11, 2002, the Company adopted SFAS No. 144 - "Accounting for Impairment or Disposal of Long-Lived Assets". This standard establishes a single accounting model for the impairment of long-lived assets to be held and used, or to be disposed of by sale or abandonment, and broadens the definition of discontinued operations. The adoption of this standard had no effect on the Company's accounting for impairment and disposal of long-lived assets.


4.       INVESTMENTS

    1,750,000 common shares of Fairchild International
    Corporation, a company with one common director,
    at cost (quoted market value $140,000)                      $      70,000
                                                                ==============


5.       OIL AND GAS PROPERTIES

    Saskatchewan, Canada (a)                                    $     112,809
    California, USA (b)                                                15,638
                                                                --------------
                                                                      128,447
    Less:  Accumulated depletion                                      (14,597)
                                                                --------------

                                                                $     113,850
                                                                ==============

a)       Saskatchewan, Canada

On May 1, 2002, the Company acquired a 12.5% working interest in ten test wells located in Saskatchewan by incurring 15.625% of the costs.

The Company has entered into a participation agreement with Fairchild International Corporation ("Fairchild") whereby Fairchild will earn one third of the Company's interest in the ten test wells by incurring one third of the Company's associated costs.

b)       California, USA

The Company received a 0.75 of 1% of an interest in four test wells in Tehama County, California as consideration for providing a loan to Fairchild International Corporation.

During the year, two of these test wells proved to be unsuccessful and the acquired costs (representing a portion of the financing fee proceeds) relating to these two wells have been written off.

                                PATCH ENERGY INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)


6.       ADVANCES PAYABLE

Advances payable are due to directors or companies controlled by directors and officers, and are repayable on demand, unsecured and do not bear interest.


7.       INCOME TAX

Actual income tax expense differs from income tax expense computed by applying the Canadian statutory corporate rate of 40% to pretax income as follows:

    Provision (Benefit) at the statutory tax rate               $        25,419
    Increase in valuation allowance                                     (25,419)
                                                                ----------------

    Income tax provision                                        $             -
                                                                ================

The net deferred income tax asset is comprised of the following:

    Deferred income tax asset
    Operating loss carryforwards                                $        25,419
    Valuation allowance                                                 (25,419)
                                                                ----------------

    Net deferred income tax asset                               $             -
                                                                ================

Realization of the net deferred tax asset is dependent on the Company's ability to generate taxable earnings in the future. The Company has operating loss carryforwards totaling approximately $65,548 that expire in 2010.


8.       RELATED PARTY TRANSACTIONS

During the period ended January 31, 2003, $85,000 in management fees were incurred by directors and officers, and $77,303 is included in accounts payable and accrued liabilities at January 31, 2003.

                                PATCH ENERGY INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 2003
                            (STATED IN U.S. DOLLARS)


9.       COMMITMENTS

Effective February 11, 2003, the Company entered into two management services agreements with directors and officers of the Company. The payments due under these agreements are:

                   2004           $  85,000
                   2005           $  85,000


10.      SUBSEQUENT EVENTS

Subsequent to January 31, 2003:

The Company agreed to participate in a second set of nine test wells in Saskatchewan, Canada, by agreeing to incur 15.625% of the costs to earn a 12.5% working interest.

Fairchild will also earn the right to earn 1.75% of the Company's interest by incurring 2.5% of the associated costs.

The Company also entered into participation agreements with two non-related companies whereby one non-related company may earn a 3.5% working interest by incurring 5% of the associated costs, and the second non-related company may earn a 3.5% working interest by incurring 5% of the associated costs and payment to the Company of $15,000.